                                                                    EXHIBIT 10.6

                                                   March 10, 1998

Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063

Attention:  Michael E. Salvati
            Vice President, Finance and
            Chief Financial Officer

Ladies and Gentlemen:

     Bank of America National Trust and Savings Association (the "Lender") is pleased to establish a line of credit in favor of Culligan Water Technologies, Inc. (the "Borrower") in the amount of $50,000,000, which shall continue from March 10, 1998 through March 9, 1999 (the "Maturity Date") unless the line of credit is terminated on an earlier date as set forth below:

     (a) Loans made under this line of credit will be evidenced by one or more accounts or records maintained by the Lender in the ordinary course of business and such accounts or records will be rebuttable presumptive evidence of the amount of the loans and the interest and payments thereon; provided that the failure of Lender so to record or any error in so recording shall not affect the obligation of the Borrower to pay any amount owing with respect to any loan made hereunder.

     (b) Loans made under this line of credit will be denominated in U.S. dollars and will bear interest, at the Borrower's option, at:

          (i) a rate equal to the reference rate of interest announced by the Lender from time to time, changing when and as the reference rate changes, with interest payable on the last day of each calendar quarter, on the Maturity Date, and on demand thereafter; or

          (ii) subject to availability and for a term of one, two, three or six months, as agreed upon by the Borrower and the Lender (such term, the "Interest Period"), at a fixed rate equal to the sum of 0.75% per annum plus the Eurodollar rate, where the Eurodollar rate is the rate at which deposits in U.S. dollars in the amount and for a maturity corresponding to that of the loan are offered by the Lender in the offshore interbank market at approximately 10 a.m. (Chicago time) two business days prior to the date on which such loan is made, adjusted for maximum statutory reserve requirements, with interest payable on the last day of the Interest Period for such loan; provided that if the Interest Period for such loan exceeds three months, interest also will be payable on the date that falls three months after the date on which such loan was made.

     (c) Procedures for borrowing, continuing and converting loans will be the same as those set forth in the Agreement (as defined below). In connection with the loans and its commitment hereunder, the Lender shall have the benefit of the provisions set forth in
Article IV of the Agreement as if such provisions (and all related definitions) were set forth in full herein.

     (d) No interest period for or maturity of a loan hereunder shall extend beyond the Maturity Date. All computations of interest for loans which bear interest based on the reference rate will be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees will be computed on the basis of a 360-day year and actual days elapsed. During the continuance of a Default (as defined below), the Lender may, at its option, by notice to the Borrower, declare that loans may only be made as, converted into or continued as loans bearing interest at the reference rate of interest. During the continuance of a Default, the Lender may, at its option, by notice to the Borrower, declare that (i) each loan, bearing interest at a rate other than the reference rate shall bear interest for the remainder of the applicable interest period at the rate otherwise applicable to such interest period plus 2% per annum and (ii) each loan bearing interest at the reference rate shall bear interest at a rate per annum equal to the reference rate plus 2% per annum.

     (e) The Borrower represents and warrants for the benefit of the Lender that the representations and warranties contained in Article VI of the Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date) and agrees to perform, comply with and observe for the Lender's benefit the agreements set forth in Articles VII and VIII of the Agreement. As used herein, the term "Agreement" means the Credit Agreement dated as of April 30, 1997 among the Borrower, various Subsidiaries of the Borrower, the lenders party thereto and the Lender, as administrative agent, as such Credit Agreement is in effect on the date hereof and without giving effect to (i) the termination thereof or (ii) any amendment thereto or modification thereof occurring after the date hereof unless agreed to by the Lender.

     (f) The Borrower may not borrow under this line of credit unless, after giving effect to the proposed borrowing, the following statements are true and correct on the date of borrowing: (i) there exists no Default (as defined below) or event which, with giving of notice, or lapse of time, or both, would be a Default and (ii) the representations and warranties set forth in Article VI of the Agreement are true and correct. Any request by the Borrower for a borrowing hereunder shall be deemed to be a representation and warranty by the Borrower that the statements set forth in the previous sentence are true and correct in all materials respects.

     (g) All outstanding loans and accrued and unpaid interest, at the option of the Lender, may be declared immediately due and payable without notice if there exists any Default hereunder. "Default" means (i) any failure by the Borrower to pay principal when due or interest, fees, or other obligations within five days of when due under this letter or any other agreement or arrangement with the Lender, (ii) the existence of any default under, or lack of enforceability of, the Guaranty (as defined below) or (iii) the existence of any Event of Default under and as defined in the Agreement. The rights provided for in this letter are cumulative and are not exclusive of any other right, power, privilege or remedy provided by law or in equity or under any other instrument, document or agreement now existing or hereafter arising.

     (h) The full amount of this line of credit will at all times be fully guaranteed by each of the Guarantors under the Credit Agreement pursuant to the guaranty dated March 10, 1998 (the "Guaranty").

     (i) The Lender may make assignments and sell participations in this line of credit and the loans made hereunder, and may disclose information pertaining to the Borrower to prospective assignees and participants. Any assignment will release the Lender of its funding obligation with respect to the amount assigned and may be made only with the Borrower's consent (which consent will not unreasonably be withheld). The Borrower agrees that if it fails to pay any loan when due, any purchaser of a participation interest in such loan shall be entitled to seek enforcement of this letter if the purchaser is permitted to do so pursuant to the terms of the participation agreement between the Lender and such purchaser.

     (j) This line of credit shall be effective as of the date of this letter when the Borrower has signed and returned to the Lender a copy of this letter and has provided the Lender with executed originals of the Guaranty, the fee letter supplied by the Lender (and any fees identified therein as due), resolutions, an incumbency certificate, and an opinion of counsel in form and substance satisfactory to the Lender.

     (k) THIS LETTER SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. BOTH PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN THE EVENT THIS LETTER BECOMES THE SUBJECT OF A DISPUTE.

     If this letter reflects the Borrower's understanding, please cause it to be executed and returned to the Lender attention, together with the other items referred to in paragraph (j).



                              Very truly yours,

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

Accepted and agreed:

CULLIGAN WATER TECHNOLOGIES, INC.


By:
   -------------------------------

Title:

Date:
     -----------------------------

                                   GUARANTY

     THIS GUARANTY dated as of March 10, 1998 is executed in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Lender").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Culligan Water Technologies, Inc. ("Culligan") has entered into a Letter Agreement dated as of even date herewith (as amended or otherwise modified from time to time, the "Letter Agreement"; terms used but not defined herein are used as defined in the Letter Agreement) with the Lender, pursuant to which the Lender has agreed to establish a line of credit in favor of Culligan in the amount of $50,000,000; and

     WHEREAS, each of the undersigned will benefit directly or indirectly from the making of loans pursuant to the Letter Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of Culligan to the Lender under or in connection with the Letter Agreement and any other document or instrument executed in connection therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities"); provided, however, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by the Lender in enforcing this Guaranty against such undersigned).

     Each of the undersigned agrees that, in the event of the dissolution or insolvency of Culligan or any undersigned, or the inability or failure of Culligan or any undersigned to pay debts as they become due, or an assignment by Culligan or any undersigned for the benefit of creditors, or the occurrence of any other "Event of Default" under subsection 9.1(f) or (g) of the Credit Agreement (as defined below), and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Lender the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable. As used herein, the term "Credit Agreement" means the Credit Agreement dated as of April 30, 1997 among Culligan, various subsidiaries of Culligan, the lenders party thereto and the Lender, as administrative agent, as such Credit Agreement is in effect on the date hereof and without giving effect to (i) the termination thereof or (ii) any amendment thereto or modification thereof occurring after the date hereof unless agreed to by the Lender.

     To secure all obligations of each of the undersigned hereunder, the Lender shall have a lien on and security interest in and may, without demand or notice of any kind, at any time and from time to time when any "Unmatured Event of Default" under subsection 9.1(f) or (g) of the Credit Agreement or any Default exists, appropriate and apply toward the payment of such amount, in such order of application as the Lender may elect, any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Lender and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender or any agent or bailee for the Lender.

     This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until the Lender's commitment under the Letter Agreement has terminated and all Liabilities have been paid in full.

     The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Lender to any of the Liabilities is or must be rescinded or returned by the Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Culligan or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Lender had not been made.

     The Lender may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities .

     Each of the undersigned hereby expressly waives: (a) notice of the acceptance by the Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

     Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of the Lender until such time as the Lender shall have received final payment in cash of the full amount of all Liabilities.

     Each of the undersigned further agrees to pay all expenses (including the reasonable fees and expenses of counsel to the Lender, which may include employees of the Lender) paid or incurred by the Lender in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

     The creation or existence from time to time of additional Liabilities to the Lender is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Lender or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Liabilities.

     The Lender may from time to time without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original party to the Letter Agreement and this Guaranty and all references herein to the "Lender" shall be deemed to include such assignee or transferee.

     No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered by the Lender. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of Culligan to the Lender arising under or in connection with the Letter Agreement or any other document or instrument executed in connection therewith, notwithstanding any right or power of Culligan or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any of the undersigned hereunder.

     This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that Culligan or any of the undersigned is either a partnership or a corporation, all references herein to Culligan and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     This Guaranty shall be governed by and construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Lender a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

     This Guaranty may be secured by one or more security agreements, pledge agreements, mortgages, deeds of trust or other similar documents.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR THE LETTER AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN

DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) THE LENDER, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, THE LETTER AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                              CULLIGAN INTERNATIONAL COMPANY

                              By: ____________________________________
Address:                          Title: _____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              BRUNER CORPORATION

                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              CULLIGAN DISTRIBUTION SERVICES, INC.

                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050

                              CULLIGAN DES PLAINES VALLEY WATER
                                CONDITIONING, INC.


                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              CULLIGAN WATER COMPANY OF SAN
                                DIEGO, INC.
                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              EVERPURE, INC.
                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050

                              GREATER CHICAGO CULLIGAN WATER
                                CONDITIONING, INC.

                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              CWC FINANCE CORP.
                              By: ____________________________________
Address:                          Title: _____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              CULLIGAN PENINSULA INDUSTRIAL WATER
                                 CONDITIONING, INC.
                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050

                              CULLIGAN WATER CONDITIONING OF
                                 ORANGE COUNTY
                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              CULLIGAN WATER CONDITIONING OF
                                 SOUTH BEND, INC.
                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050


                              INDIANA SOFT WATER SERVICES, INC.
                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050

                              PLYMOUTH PRODUCTS, INC.

                              By: ___________________________________
Address:                          Title: ____________________________

c/o Culligan Water Technologies, Inc.
One Culligan Parkway
Northbrook, IL 60063
Attention:  Michael E. Salvati
Telephone:  847/205-6113
Facsimile:  847/205-6050